Exhibit 23

                                             CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-24155) pertaining to The Davey 401KSOP and ESOP of our report dated June 23, 2003, with respect to the financial statements and schedules of The Davey 401KSOP and ESOP included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                                               /s/ Ernst & Young LLP

Akron, Ohio
June 23, 2003